EX-99.g.2.iii

AMENDMENT NO. 3 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

This AMENDMENT NO. 3 TO SECURITIES LENDING AUTHORJZATION AGREEMENT is made and effective as of the 12th day of October, 2010 (the “Effective Date”), by and between each investment company listed on Schedule 1 attached hereto (referred to herein, individually, as a “Client” and, collectively, as the “Clients”) on behalf of one or more of its series funds listed below such investment company on Schedule 1 attached hereto (referred to herein, individually, as a “Fund” and, collectively, as the “Funds”) and THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, N.A (the “Lending Agent”).

WHEREAS, the Client and Mellon Bank, N.A., have entered into a certain Securities Lending Authorization Agreement dated as of July 20, 2007 with respect to certain lendable securities held by each Fund (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, The Bank of New York Mellon has succeeded by operation of law to all right, title and interest of Mellon Bank, N.A., in, to and under the Agreement; and

WHEREAS, the Client and the Lending Agent desire to amend the Agreement in certain respects as hereinafter provided:

NOW, THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.       From and after the Effective Date, the Agreement is hereby amended by deleting the ftrst three sentences of Section 6(a) (entitled “Collateral Investment”) therefrom and substituting in lieu thereof the following.

6(a). Collateral Investment. The Lending Agent is hereby authorized to invest and reinvest, on behalf of each Fund, any and all Cash Collateral in any Approved Investment as agreed upon by the Lending Agent and the Client and as set forth in Exhibit B hereto (“Approved Investments”).

The assets of any Approved Investment consisting of a collective investment fund utilized by the Lending Agent for the investment of Cash Collateral (each a “Collective Investment Fund”) shall be invested and reinvested in accordance with the Investment Objective and Policies of such Collective Investment Fund. In order to facilitate the investment of Cash Collateral on behalf of each Fund, and as a condition precedent to the effectiveness of this Amendment, the Client shall, at the request of the Lending Agent, execute on behalf of such Fund and deliver to the Lending Agent, a Subscription Agreement for such Approved Investment in the form attached hereto as Exhibit D or such other form as may be prescribed by the Approved Investment from time to time.

For purposes hereof:

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“Cash Collateral” shall mean, collectively,

(i)       redemption proceeds of all units of the BNY Mellon Securities Lending Overnight Fund, a series of the BNY Institutional Cash Reserves Trust held by the Lending Agent for the account of each Fund as of the Effective Date; and

(ii)      cash Collateral (or additional cash Collateral) received by the Lending Agent from and after the Effective Date; and

(iii)     cash proceeds received for the account of a Fund in respect of Pre-existing Collateral Investments, as hereinafter defined.

“Pre-existing Collateral Investments” shall mean (i) any investments of cash Collateral held by the Lending Agent for the account of a Fund (other than units of the BNY Mellon Securities Lending Overnight Fund, a series of the BNY Institutional Cash Reserves Trust) as of the Effective Date including, without limitation, units and/or other interests of the Fund in and to the BNY Mellon SL DBT II Liquidating Fund, and the Mellon GSL Reinvestment Trust II; and/or (ii) any non-cash assets received by the Lending Agent from and after the Effective Date for the account of a Fund as a result of any in-kind redemption or in-kind distribution of or by any collective investment fund or vehicle in respect of any units/interests thereof held by the Lending Agent for the account of the Fund including, without limitation, any such in-kind redemption or in-kind distribution by or from the BNY Mellon SL DBT 11 Liquidating Fund and the Mellon GSL Reinvestment Trust II.

Notwithstanding any other provision hereof, it is acknowledged and agreed that the Pre-existing Collateral Investments held for the account of each Fund shall constitute Approved Investments as defined herein.

2.       From and after the Effective Date, the Agreement is hereby amended by deleting Exhibit B therefrom in its entirety and substituting in lieu thereof a new Exhibit B identical to that which is attached hereto as Attachment 1.

3.       Except as expressly amended hereby, all of the provisions of the Agreement (including, without limitation, those provisions of Section 6 not expressly hereby amended) shall continue in full force and effect; and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder” and “hereof”) shall be deemed to refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

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THE BANK OF NEW YORK MELLON

By:	/s/ David J. DiNardo
Title:	MANAGING DIRECTOR

DELAWARE GROUP ADVISER FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS III, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP FOUNDATION FUNDS,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL &

INTERNATIONAL FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM

GOVERNMENT FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Funds identified on Schedule 1

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VOYAGEUR MUTUAL FUNDS III, on behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Richard Salus
Name:	Richard Salus
Title:	Chief Financial Officer
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ATTACHMENT 1

to

AMENDMENT NO. 3 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

which Amendment is made and effective as of October 12, 2010, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf oftbeir respective Funds.

EXHIBIT B

to

SECURlTIES LENDING AUTHORIZATION AGREEMENT

dated July 20, 2007

by and between

THE BANK OF NEW YORK MELLON, as Lending Agent, and the Clients on behalf of their respective Funds, (as amended from time to time, the “Agreement’’)

SECURITIES LENDING CASH COLLATERAL INVESTMENT GUIDELINES

The following guidelines shall apply to all Cash Collateral (as defined in Agreement) received by the Lending Agent for the account of the Funds from and after October 12, 2010 (the “Effective Date”).

APPROVED INVESTMENTS

In accordance with Section 6 of the Agreement, from and after the Effective Date, Cash Collateral received by the Lending Agent on behalf of the Funds shall be invested and maintained by the Lending Agent in the following Approved Investments:

DELAWARE INVESTMENTS COLLATERAL FUND NO. 1, a series of the DELAWARE INVESTMENTS COLLATERAL TRUST

Client Acknowledges receipt of the Agreement and Declaration of Trust of the Delaware Investments Collateral Trust (including Investment Objective and Policies).

Agreed to and Approved by the Clients:

DELAWARE GROUP ADVISER FUNDS, on

behalf of its Funds identified on Schedule 1

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DELAWARE GROUP EQUITY FUNDS I, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS III, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP FOUNDATION FUNDS,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL &

INTERNATIONAL FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM

GOVERNMENT FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Funds identified on Schedule 1

VOYAGEUR MUTUAL FUNDS III, on behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL

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DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Richard Salus
Title:	Chief Financial Officer
Date:

Agreed to and Approved by Lending Agent

By:	/s/ David J. DiNardo
Title:	MANAGING DIRECTOR
Date:	10/12/10
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ATTACHMENT 2

to

AMENDMENT NO. 3 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

which Amendment is made and effective as of October 12, 2010 by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent’’) and the Clients on behalf of their respective Funds.

EXHlBIT D

to

SECURITIES LENDING AUTHORIZATION AGREEMENT

dated July 20, 2007

by and between

THE BANK OF NEW YORK MELLON, as Lending Agent, and the Clients on behalf of their respective Funds. (as amended from time to time, the”Agreement”)

DELAWARE INVESTMENTS COLLATERAL FUND NO. 1

a series of the

DELAWARE INVESTMENTS COLLATERAL TRUST

SUBSCRIPTION AGREEMENT

[To be attached]

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SUBSCRIPTION AGREEMENT

DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND No.1.

A SERIES OF

DELAWARE INVESTMENTS COLLATERAL TRUST

(A Delaware Statutory Trust)

DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND No.1.

SUBSCRIPTION INSTRUCTIONS

Please find the following materials (the “Subscription Documents”) that are enclosed with or attached to these Subscription Instructions:

1.	Agreement and Declaration of Trust (the “Declaration of Trust”) of Delaware Investments Collateral Trust (the “Trust”) and the Fund Schedule for the DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND NO. 1. (the “Fund”);

2.	Subscription Agreement of the Fund (the “Subscription Agreement”); and

3.	United States Internal Revenue Service Form W-9 (the “IRS Form W-9”).

To subscribe for Shares in the Fund, a prospective investor (the “Subscriber”) must review each of the Subscription Documents and complete and return certain of the Subscription Documents as instructed below. The subscription for Shares in the Fund is being made pursuant to and in connection with (and these Subscription Documents supplement) the Subscriber’s securities lending arrangement with The Bank of New York Mellon (the “Lending Agent”) and should be read in conjunction with the documents applicable to such arrangement (the “Securities Lending Authorization’’).

1.	Read the Subscription Agreement in its entirety and complete the Subscriber and Contact Information requested on Attachment A of the Subscription Agreement;

2.	Complete and sign the IRS Form W-9;

3.	Sign and date two (2) copies of the Subscriber signature page on page S-1 of the Subscription Agreement; and

Send to the address below one (1) fully-executed and completed copy of the foregoing by facsimile and two (2) fully-executed and completed copies by overnight courier to:

The Bank of New York Mellon.

Bank of New York Mellon Client Service Center
500 Ross Street, Suite 850

Pittsburgh Pennsylvania, 15259

Attention: Global Securities Lending Contract Administration Unit

If you have any questions concerning the completion of the Subscription Documents, please contact Mia Butler at (412) 236-1126.

DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND NO. l.

SUBSCRIPTION AGREEMENT

Each undersigned investment company on behalf of one or more of its series funds identified on Schedule 1 attached hereto (each such series, individually referred to herein as the “Subscriber”) hereby agrees with DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND NO. 1., (the “Fund”), a series of Delaware Investments Collateral Trust, a Delaware statutory trust (the “Trust”), as set forth below. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement and Declaration of Trust of the Trust, as amended and/or restated and in effect from time to time (the “Declaration of Trust”) or the Fund Schedule for the fund, as amended and/or restated and in effect from time to time (the “Fund Schedule”). This Agreement shall be deemed to create a separate agreement between the Fund and each Subscriber to the same extent as though each such Subscriber had separately executed an identical Agreement. Any reference to “Subscriber” in this Agreement shall be deemed to refer separately and exclusively to a each particular Subscriber identified on Schedule 1 hereto.

1.	Subscription. Pursuant to the Securities Lending Authorization, the Lending Agent will cause the collateral received by the Subscriber in securities lending transactions arranged by the Lending Agent to be invested in the Fund. For such purpose, the Subscriber hereby irrevocably subscribes for shares in the Fund (the “Shares”) in accordance with and subject to tbe terms, provisions and conditions set forth herein and in the Declaration of Trust and the Fund Schedule and, in connection therewith, agrees to become a beneficial owner of the Fund (a “Beneficial Owner”).

2.	Acceptance/Rejection of Subscription; Payment. Acceptance of this Subscription Agreement shall be by the execution of this Subscription Agreement by the Custodial Trustee on behalf of the Fund. The Subscriber understands that the Custodial Trustee reserves the right to reject the subscription evidenced by this Subscription Agreement in whole or in part for any reason whatsoever. In the event that this Subscription Agreement is rejected by the Fund, the subscription of the Subscriber herein shall become null and void. Upon such rejection, the Subscriber shall have no further obligations to the Fund, except for such obligations of confidentiality as the Subscriber has agreed to by acceptance of the Memorandwn (as defined below). If the subscription evidenced by this Subscription Agreement is accepted by the Custodial Trustee, in whole or in part, the Subscriber shall be admitted to the Fund as a Beneficial Owner on the date established by the Fund (the “Admission Date”). The Subscriber agrees to pay, or cause and direct the Lending Agent to pay on its behalf, its subscription amount at the times and in the manner set forth in the Declaration of Trust and the Fund Schedule.

3.	Acknowledgements, Representations, Warranties anAgreements. The Subscriber acknowledges, represents, warrants and agrees that the following statements are true as of the date hereof and will be true as of the date the Fund admits the Subscriber to the Fund as a Beneficial Owner and on each date on which the Subscriber purchases any Shares in the Fund:
3.1	Subscriber Contact and Account Information. The Subscriber contact and account information specified by the Subscriber on Attachment A hereto is complete and correct. All contributions to the Fund for the account of the Subscriber, and all redemptions and distributions from the Fund for the account of the Subscriber, shall be effected by and through the Lending Agent.
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3.2	Subscriber’s Diligence. The Subscriber has been furnished with, and has carefully read, the Declaration of Trust and the Fund Schedule, and the Subscriber acknowledges and agrees that the Declaration of Trust and Fund Schedule supersede any other offering materials previously made available to prospective investors. In considering its subscription, the Subscriber has been given the opportunity to (a) make a thorough investigation of the current and proposed activities of the Fund, has been furnished with all materials relating to the Fund and its proposed activities that the Subscriber has requested, and has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations made or information conveyed to the Subscriber, and (b) ask questions and receive answers concerning the Fund and the terms and conditions of the offering of Shares, as well as the opportunity to obtain any additional information necessary to verify the accuracy of information furnished in connection with such offering that the Fund, the Delaware Trustee the Custodial Trustee or the Investment Manager possesses or can acquire without unreasonable effort or expense. In considering its subscription, the Subscriber has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Fund, the Custodial Trustee, the Delaware Trustee, the Investment Manager, or any director, officer, employee, agent of the Fund or any affiliate of such persons, other than as set forth in this Subscription Agreement, the Declaration of Trust and the Fund Schedule. The Subscriber recognizes that an investment in the Fund involves certain risks and the Subscriber understands and accepts such risks. The Subscriber has carefully considered and has, to the extent it believes such discussion necessary, discussed with legal, tax, accounting, regulatory and financial advisers the suitability and potential risks of the subscription in light of its particular tax and financial situation, and has determined that the Shares are a suitable investment for it.

3.3	Subscriber’s Sophistication. The Subscriber (either alone or together with any advisors retained by such Subscriber in connection with evaluating the merits and risks of the prospective investment in the Fund) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of subscribing for the Shares and making an informed investment decision with respect thereto, and is able to bear the economic risk of its investment in the Fund for an indefinite period of time, including a complete loss of capital.

3.4	Subscriber Not an Advisory Client. The Subscriber acknowledges that: (a) neither the Investment Manager, the Lending Agent, any of their affiliates nor any of their respective officers, employees or agents (each, a “Manager Party”) has acted for the Subscriber or advised the Subscriber in connection with the Subscriber’s subscription for the Shares; (b) accordingly, no Manager Party is responsible for providing the Subscriber with the protections afforded to
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clients of any Manager Party in connection with the Subscriber’s subscription for the Shares; and (c) the Subscriber has taken such advice from such other persons (if any) as the Subscriber considers appropriate. The Subscriber further acknowledges the Subscriber has consulted its own legal and tax advisors in connection herewith.

3.5	Subscription for Investment Only. The Shares are being subscribed to for the Subscriber’s own account and not for the account of any other person, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

3.6	Not a Registered Offering; Accredited Investor Status. The Subscriber is fully aware that the offering and sale of Shares in the Fund, including the Shares being acquired by the Subscriber, have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any applicable securities laws of any states or other jurisdictions and have been made in reliance upon federal and state exemptions for transactions not involving a public offering. In furtherance thereof, the Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”) because the Subscriber is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act. The Subscriber acknowledges that at no time was the Subscriber presented with, or solicited by, any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation with respect to the Fund.

3.7	Restrictions on Transfer. The Subscriber understands that the Shares cannot be resold or transferred unless they are subsequently registered under the Securities Act and the applicable laws of any states or other jurisdictions, or unless an exemption from such registration is available. The Subscriber also understands that any transfer of the Shares, or any part thereof, is subject to certain restrictions set forth in the Declaration of Trust, including without limitation, approval by the Custodial Trustee. The Subscriber shall not engage in any hedging transactions involving the Shares.

3.8	Investment Company Act Representations. The Subscriber represents and warrants that it is an investment company registered under the Investment Company Act and it is advised by the Sponsor or its Affiliates.

3.9	Qualified Purchaser Status. The Subscriber acknowledges that the Fund has not been and will not be registered as an investment company under the Investment Company Act, and that Shares in the Fund may be purchased only by Subscribers who are “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act and the related rules thereunder (each a “Qualified Purchaser”). In furtherance thereof, the Subscriber represents and
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warrants that the Subscriber is a Qualified Purchaser because the Subscriber is a “qualified institutional buyer” (a “QIB”) within the meaning of Rule 144A of the U.S. Securities Act of 1933, as amended (“Rule 144A”), acting for its own account, the account of another QIB, because the Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other QIBs, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies.

3.10	Independent Decision,· Power and Authority,· No Conflicts. The Subscriber represents and warrants that: (a) it was not formed or recapitalized (e.g., through new investments made in the Subscriber solely for the purpose of financing its acquisition of the Shares and not pursuant to a prior financial commitment) for the purpose of investing in the Fund; (b) its decision to purchase the Shares was made in a centralized fashion (e.g., by a board of directors, general partner, manager, trustee, investment committee or similar governing or managing body); (c) it is not managed to facilitate the individual decisions of its beneficial owners regarding investments (including the purchase of the Shares); (d) its shareholders, partners, members or beneficiaries, as applicable, did not and will not (i) have any discretion to determine whether or how much of the Subscriber’s assets are invested in any investment made by the Subscriber (including the Subscriber’s purchase of the Shares), or (ii) have the ability individually to elect whether or to what extent such shareholder, partner, member or beneficiary, as applicable, will participate in the Subscriber’s purchase of the Shares; (e) it is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (f) the execution, delivery and perfomance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, except as has been previously obtained and is in full force and effect, and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of

1 Family of investment companies means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that: each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

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incorporation or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties is bound; and (g) it has its principal place of business at the address set forth on Attachment A hereto.

3.11	Confidentiality. The Subscriber acknowledges that it may receive or have access to confidential proprietary information concerning the Fund, including, without limitation, portfolio positions, valuations, information regarding potential investments, financial information, trade secrets and the like (collectively, “Confidential Information”), which is proprietary in nature and non-public. The Subscriber agrees that it shall not disclose or cause to be disclosed any Confidential Information to any person or use any Confidential Information for its own purposes or its own account, except in connection with its investment in the Fund and except as otherwise required by any regulatory authority, law or regulation, or by legal process. Furthermore, the Subscriber has not and shall not reproduce, duplicate or deliver the Declaration of Trust, the Fund Schedule or this Subscription Agreement to any other person, except professional advisers to the Subscriber or as authorized by the Fund. For the avoidance of doubt and not by way of limitation, the Subscriber may not provide information concerning the Fund to any third-party, knowing that such third-party may use such information in any form of printed, electronic or “on-line” publication, newsletter or circular, whether publicly or privately distributed. The Subscriber agrees that the Fund and the Investment Manager would be subject to potentially irreparable injury as a result of any breach by the Subscriber or the covenants and agreements set forth in this Section 3.11, and that monetary damages would not be sufficient to compensate or make whole either the Fund or the Investment Manager for any such breach. Accordingly, the Subscriber agrees that the Fund or the Investment Manager and each of them shall be entitled to equitable and injunctive relief, on an emergency, temporary, preliminary and/or permanent basis, to prevent any such breach or the continuation thereof. Notwithstanding anything to the contrary herein, the Subscriber (and each employee, representative or other agent of the Subscriber) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of: (i) the Fund; and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Subscriber relating to such tax treatment and tax structure.

3.12	Circular 230 Notice. The Subscriber acknowledges that (i) any discussion in this Subscription Agreement related to U.S. federal tax issues was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such taxpayer, and (ii) any such discussion was written to support the promotion or marketing of an investment in the Fund, and (iii) each taxpayer should seek advice regarding an investment in the Fund based on its particular circumstances from an independent tax adviser.
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4.	Tax Matters.

4.1	Documentation Relating to Withholding. The Subscriber certifies that the information contained in the executed copy (or copies) of IRS Form W-9, submitted herewith is true, correct and complete. The Subscriber shall (i) promptly inform the Custodial Trustee of any change in such infomation and (ii) furnish to the Fund a new properly completed and executed IRS Form W-9, as may be requested from time to time by the Fund and as may be required under the Internal Revenue Service instructions to such forms, the Code or any applicable Treasury Regulations.
4.2	Additional Tax Information. The Subscriber shall also promptly provide such information, documentation or certification as may be requested by the Custodial Trustee to determine whether withholding may be required with respect to the Subscriber’s Shares in the Fund or in connection with tax filings in any jurisdiction in which or through which the Fund invests, including any information or certification required for the Fund or its subsidiaries (or any other entity in which the Fund directly or indirectly invests) to comply with any tax return or information filing requirements or to obtain a reduced rate of, or exemption from, any applicable tax, whether pursuant to the laws of such jurisdiction or an applicable tax treaty. Such information may include, without limitation, information regarrung the ultimate beneficial owners of the Subscriber. The Subscriber hereby acknowledges and agrees that the Custodial Trustee may provide any such information, documentation or certifications to any applicable tax authority.

5.	Anti -Money Laundering Representations. The Subscriber represents and warrants that the amounts paid or to be paid by it to the Fund in respect of this Subscription Agreement are not directly, or to the Subscriber’s knowledge indirectly, derived from activities that may contravene U.S. federal or state or non-U.S. laws and regulations, including laws and regulations governing money laundering and terrorist financing. The Subscriber also represents and warrants to, and agrees and covenants with, the Fund, as of the date hereof and as of each subsequent date on which the Subscriber acquires any additional Shares in the Fund that, to the best of its knowledge, none of (a) the Subscriber, (b) any person controlling or controlled by the Subscriber, (c) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber, or (d) any person for which the Subscriber is acting as agent or nominee in connection with this Subscription Agreement (those persons covered by (a), (b) and (c) collectively being referred to as “Related Parties”) is named on any list of prohibited persons, entities or jurisdictions maintained and administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or otherwise covered by any other sanctions program administered by OFAC. The lists of OFAC prohibited persons, entities or jurisdictions can be found on the OFAC website at www.treas.gov/ofac and the Subscriber should review the website before making this representation. The Subscriber agrees promptly to notify the Fund should the Subscriber become aware of any change in the information set forth in this Section 5.

6.	Anti-Money Laundering Compliance. The Subscriber acknowledges that, to comply with anti-money laundering, OFAC and related requirements that are applicable to the Fund, the Custodial Trustee may at any time require such information as the Custodial Trustee deems necessary to establish the identity of the Subscriber and any
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Related Parties and may seek to verify such identity and the source of funds for the subscription. If the Custodial Trustee deems it necessary, for other reasons, to comply with anti-money laundering, OFAC and related requirements applicable to the Fund, including, without limitation, as a result of any delay or failure by the Subscriber or any Related Party to produce any information required for identification, identity verification and/or source-of-funds confirmation purposes, the Custodial Trustee, on behalf of the Fund, may refuse to accept this Subscription Agreement and/or any portion or all of the subscription and may return any funds received to the account from which such funds were sent (unless such return is, in the judgment of the Custodial Trustee, contrary to applicable law or regulation or contrary to the dictate of law enforcement officials, in which case the funds may be blocked or retained). The Subscriber acknowledges that the Custodial Trustee may refuse to make any distribution or other payment to Subscriber if the Custodial Trustee determines, suspects, or is advised that such distribution or payment might result in a violation of any applicable anti-money laundering, OFAC or other laws or regulations by any person in any relevant jurisdiction, or such refusal is considered by the Custodial Trustee necessary or appropriate to ensure the compliance by the Custodial Trustee with any such laws or regulations in any relevant jurisdiction. The Subscriber acknowledges that the Custodial Trustee or the Fund may be required to report transactions that raise suspicions of money laundering or OFAC violations and to disclose the identity of the Subscriber and any Related Parties to appropriate government authorities. The Subscriber agrees further that the Indemnified Persons (as defined in Section 9 below) shall be held harmless and indemnified against any loss, claim, cost, damage or expense (a) arising as a result of a failure to process any subscription or the refusal to make a distribution or other payment under terms of this Section 6, or (b) which the Fund or the Custodial Trustee may suffer as a result of any violations of law, rule or regulation committed by the Subscriber.

7.	Additional Information. The Subscriber agrees to supply any additional written information concerning the representations in this Subscription Agreement that the Custodial Trustee may reasonably request from time to time.

8.	Confirmation of Representations. The Subscriber (i) is deemed to confirm the accuracy of the representations in this Subscription Agreement, including the attachments hereto, to the Fund as of the date the Custodial Trustee, on behalf of the Fund, accepts this Subscription Agreement and each subsequent date on which the Subscriber acquires any additional Shares in the Fund, (ii) shall promptly notify the Fund if the Subscriber becomes aware that such representations are, at any time, inaccurate in any respect and (iii) shall furnish the Fund with such updated information as may be necessary in order to ensure that the Subscriber’s responses to all portions of this Subscription Agreement are, at all times, accurate and complete.

9.	Indemnification. The Subscriber shall indemnify and hold harmless the Investment Manager, the Lending Agent, the Custodial Trustee, the Delaware Trustee, the Sponsor and their respective partners, members, directors, managers, officers, employees, agents, affiliates, successors, heirs and assigns (collectively, the “Indemnified Persons”) from and against any losses, claims, damages, liabilities, costs or expenses to which any of them may become subject arising out of or based upon any false
7

representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Subscriber in this Subscription Agreement or in any other document furnished to the Fund in connection with the Subscriber’s acquisition of the Shares. The Subscriber will reimburse each indemnified Person and the Fund for their reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing. The indemnity and reimbursement obligations of the Subscriber under this Section 9 shall be in addition to any liability which the Subscriber may otherwise have (including, without limitation, liability under the Declaration of Trust or the Fund Schedule).

10.	Disclosure of Information. The Subscriber consents to the disclosure by the Investment Manager, the Custodial Trustee, the Delaware Trustee, the Sponsor and the Fund of the Subscriber’s identity, investment in the Fund and qualification to invest in the Fund (e.g., the Subscriber’s status as an Accredited Investor), as well as any relationship between the Subscriber and the Investment Manager, the Custodial Trustee, the Delaware Trustee or the Sponsor; (a) to the Investment Manager and its affiliates; (b) to existing and prospective investors in the Fund and any other investment funds, account or programs sponsored or managed by the Investment Manager or its affiliates; (c) to any bank or other party with whom the Fund has or intends to conduct business that has requested such information; (d) to any regulatory authority having jurisdiction over the Investment Manager, the Lending Agent, the Custodial Trustee, the Delaware Trustee, the Sponsor, the Fund, any Beneficial Owner or any of their respective affiliates or any regulatory authority that requests such information in connection with any proposed investment or disposition of an investment; (e) in connection with any litigation or other dispute or otherwise as necessary or appropriate to enforce the terms of the Declaration of Trust or the Fund Schedule; (e) to any directors, officers, employees, agents, attorneys, accow1tants or other service providers of the Investment Manager, the Lending Agent, the Custodial Trustee, the Delaware Trustee, the Sponsor or any of their respective affiliates; and (f) as required by any law, rule or regulation or in response to any subpoena or other legal process; and (g) otherwise as the Custodial Trustee deems reasonably necessary for the conduct of the Fund’s business.

11.	Subscription Not Transferable. Neither trus Subscription Agreement nor the rights accruing pursuant to this Subscription Agreement shall be transferable without the Custodial Trustee’s prior written consent, which consent may be withheld for any or no reason.

12.	Binding Agreement; Modification. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Subscriber, subject to the requirements of Section 11, and, if accepted by the Fund, shall be binding upon the Fund’s successors and assigns. Neither this Subscription Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, discharge or termination is sought to be enforced.

13.	Headings. Section and subsection headings used herein are for convenience of reference only, are not part of this Subscription Agreement and shall not be considered in interpreting this Subscription Agreement.
8

14.	Integration; Separability. This Subscription Agreement, the Declaration of Trust, the Fund Schedule and the Securities Lending Authorization constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenant, representation or condition not expressed in this Subscription Agreement, the Declaration of Trust or tbe Fund Schedule shall affect, or be effective to interpret, change or restrict, tbe express provisions of this Subscription Agreement. Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Subscription Agreement which are valid.

15.	Counterparts. This Subscription Agreement. may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.

16.	Governing Law. This Subscription Agreement shall be governed by, and interpreted and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflict of laws. The Subscriber hereby irrevocably consents to the personal jurisdiction of, and agrees that all causes of action arising out of this Subscription Agreement and any and all related documents and agreements may be brought in the courts of, the State of Delaware. The Subscriber hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in such courts and any claims that any such court is an inconvenient forum. THE SUBSCRIBER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT AND ANY AND ALL RELATED DOCUMENTS AND AGREEMENTS.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

9

IN WITNESS WHEREOF, the foregoing Subscription Agreement is hereby executed by the undersigned as of this           day of                      _, 2010.

SUBSCRIBER:

DELAWARE GROUP ADVISER FUNDS, on behalf
of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on behalf of
its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on behalf of

its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS III, on behalf of

its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on behalf of

its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on behalf of

its Funds identified on Schedule 1

DELAWARE GROUP FOUNDATION FUNDS, on behalf

of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on behalf of
its Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on behalf of
its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL & lNTERNATIONAL

FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND, on behalf

of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM GOVERNMENT

FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Funds
identified on Schedule 1

S-1

VOYAGEUR MUTUAL FUNDS III on behalf of its
Funds identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds
identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND
AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL DIVIDEND
AND INCOME FUND, INC.

DELAWARE INVESTMENTS ENHANCED
GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Richard Salus
Name:	Richard Salus
Title:	Chief Financial Officer

Subscriber’s name and	2005 Market Street
address:	Philadelphia, PA 19103

Subscriber’s Federal
Tax Identification	See Schedule 1 hereto
Number:
S-2

Is the party signing this document acting as a nominee or custodian for another person or entity? Yes      No X

Type of Person or Entity (e.g. individual, corporation, estate, revocable trust, irrevocable trust, partnership, exempt organizalion, IRA, nominee, custodian); if a nominee or custodian for another entity or organization, please also indicate the type of person or entity for which the party signing this document serves as nominee or custodian:

See Schedule 1

S-3

Consent to receive notices by electronic transmission: Yes x_   No _

ACCEPTANCE

The foregoing Subscription Agreement is hereby accepted, as of the date set forth below, upon the terms and conditions set forth herein and in the Declaration of Trust and Fund Schedule.

FUND:

DELAWARE INVESTMENTS SECURITIES LENDING COLLATERAL FUND NO. 1.

A SERIES OF DELAWARE INVESTMENTS COLLATERAL TRUST

By: The Bank of New York Mellon, its Custodial Trustee

By:	/s/ David J. Dinardo
Name:	David J. Dinardo
Title:	MANAGING DIRECTOR

Date: October 12, 2010

S-4

ATTACHMENT A

Subscriber Information
Name of Subscriber SEE SCHEDULE 1
Address of Subscriber
Country of Residence/ State of Incorporation	Taxpayer Identificmion Number
Total Amount of Subscription (in$)	Date of end of U.S. Federal Income Tax Year

Contact Information
Name of Contact and Position or Title of Contact/Relationship to Subscriber
Address of Contact

Telephone Number	Facsimile Number
E-Mail Address

Sch 1 - 1

SCHEDULE 1

to

Subscription Agreement

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No. 811-7972 (1940 Act)

33-67490 (1933 Act)

Registrant CIK# 910682
Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLE SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Diversified Income Fund Class A Class B Class C Class R Institutional	07/20/2007	246248744 246248611 246248595 246248553 246248587	DPDFX DPBFX DPCFX DPRFX DPFFX	[TIN OMITTED]	S000003911
Delaware U.S. Growth Fund Class A Class B Class C Class R Institutional	07/20/2007	245917505 245917604 245917703 245917711 245917802	DUGAX DEUBX DEUCX DEURX DEUIX	[TIN OMITTED]	S000003912

Sch 1 - 2

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust

SEC Registration No. 811-249 (1940 Act)

2-10765 (1933 Act)

Registrant CIK# 027801
Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Mid Cap Value Fund Class A Class C Class R Institutional Class	02/01/2008	246093868 246093850 246093843 246093835	DLMAX DLMCX DLMRX DLMIX	[TIN OMITTED]	S000020812

Sch 1-2

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No. 811-750 (1940 Act)

2-13017 (1933 Act)

Registrant CIK# 027574

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245907100 245907605 245907704 245907886 245907407	DELDX DEIBX DECCX DECRX DEDIX	[TIN OMITTED]	S000002392
Delaware Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24610C881 24610C873 24610C865 245907860 24610C857	DDVAX DDVBX DDVCX DDVRX DDVIX	[TIN OMITTED]	S000002391

Sch 1-3

DELAWARE GROUP EQUITY FUNDS III, a Delaware statutory trust

SEC Registration No. 811-1485 (1940 Act)

2-28871 (1933 Act)

Registrant CIK#027937
Tax Year End: June 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Growth Equity Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24581P101 24581P309 24581P408 24581P507 24581P200	DASAX DASBX DAMCX DASRX DASIX	[TIN OMITTED]	S000002394
Delaware Trend Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245905104 245905302 245905401 245905500 245905203	DELTX DERBX DETCX DETRX DGTIX	[TIN OMITTED]	S000002396

Sch 1-4

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No. 811-4413 (1940 Act)

33-442 (1933 Act)

Registrant CIK# 778108

Tax Year End: September 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Smid Cap Growth Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245906102 245906300 245906409 245906508 245906201	DFCIX DFBIX DEEVX DFRIX DFDIX	[TIN OMITTED]	S000003914
Delaware Macquarie Global Real Estate Fund Class A Class C Class R Institutional Class	08/15/2007	24610D103 24610D202 N/A 24610D400	DLRAX N/A N/A DLRIX	[TIN OMITTED]	S000018872
Delaware Healthcare Fund Class A Class C Class R Institutional Class	08/15/2007	24610E101 24610E200 24610E309 24610E408	DLHAX N/A N/A DLHIX	[TIN OMITTED]	S000018873

Sch 1-5

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No. 811-4997 (1940 Act)

33-11419 (1933 Act)

Registrant CIK# 809821

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Dividend Income Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24610B107 24610B206 24610B305 24610B842 24610B404	DDIAX DDDBX DDICX DDDRX DDIIX	[TIN OMITTED]	S000002399
Delaware Small Cap Core Fund Class A Class C Class R Institutional Class	07/20/2007	24610B883 24610B867 24610B834 24610B859	DCCAX DCCCX DCCRX DCCIX	[TIN OMITTED]	S000002400
Delaware Small Cap Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	246097109 246097307 246097406 246097505 246097208	DEVLX DEVBX DEVCX DVLRX DEVIX	[TIN OMITTED]	S000002401

Sch 1-6

DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust

SEC Registration No. 811-08457 (1940 Act)

333-38801 (1933 Act)

Registrant CIK# 1048133

Tax Year End: September 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Foundation Growth Allocation Fund Class A Class B Class C Class R Institutional Class	05/22/2008	245918883 245918875 245918867 245918826 245918859	DFGAX DFGDX DFGCX DFGRX DFGIX	[TIN OMITTED]	S000004197
Delaware Foundation Conservative Allocation Fund Class A Class B Class C Class R Institutional Class	05/22/2008	245918107 245918206 245918305 245918818 245918404	DFIAX DFIDX DFICX DFIRX DFIIX	[TIN OMITTED]	S000004198
Delaware Foundation Moderate Allocation Fund Class A Class B Class C Class R Institutional Class	05/22/2008	245918503 245918602 245918701 245918834 245918800	DFBAX DFBBX DFBCX DFBRX DFFIX	[TIN OMITTED]	S000004196
Delaware Foundation Equity Fund Class A Class C Class R Institutional Class	01/01/2010	245918792 245918784 245918776 245918768	DFEAX DFECX DFERX DFEIX	[TIN OMITTED]	S000026306

Sch 1-7

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No. 811-2071 (1940 Act)

2-37707 (1933 Act)

Registrant CIK# 027825

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908785 245908777 245908769 245908744 245908751	DGCAX DGCBX DGCCX DGCRX DGCIX	[TIN OMITTED]	S000003921
Delaware Extended Duration Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908835 245908827 245908819 245908728 245908793	DEEAX DEEBX DEECX DEERX DEEIX	[TIN OMITTED]	S000003923
Delaware High-Yield Opportunities Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908876 245908868 245908850 245908736 245908843	DHOAX DHOBX DHOCX DHIRX DHOIX	[TIN OMITTED]	S000003924

Sch 1-8

Delaware CoreBond Fund Class A Class C Class R Institutional Class	01/01/2010	245908710 245908694 245908686 245908678	DPFIX DCBCX DEBRX DCBIX	[TIN OMITTED]	S000026275
Delaware Diversified Floating Rate Fund Class A Class C Class R Institutional Class	10/01/10	245908660 245908652 245908645 245908637	DDFAX DDFCX DDFFX DDFLX	[TIN OMITTED]	S000028004

Sch 1-9

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No. 811-3850 (1940 Act)

2-86606 (1933 Act)

Registrant CIK# 728352

Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free USA Intermediate Class A Class B Class C Institutional Class	07/20/2007	245909304 245909601 245909882 24610H203	DMUSX DUIBX DUICX DUSIX	[TIN OMITTED]	S000002404

Sch 1-10

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No. 811-6324 (1940 Act)

33-41034 (1933 Act)

Registrant CIK# 875610

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund Class A Class B Class C Institutional Class	07/20/2007	245914841 245914833 245914825 245914817	DEMAX DEMBX DEMCX DEMIX	[TIN OMITTED]	S000003916
Delaware Global Value Fund Class A Class B Class C Institutional Class	07/20/2007	245914718 245914692 245914684 245914676	DABAX DABBX DABCX DABIX	[TIN OMITTED]	S000003917
Delaware International Value Equity Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245914106 245914700 245914858 245914577 245914403	DEGIX DEIEX DEGCX DIVRX DEQIX	[TIN OMITTED]	S000003918
Sch 1-11

Delaware Focus Global Growth Fund Class A Class C Class R Institutional Class	11/19/2008	246118541 246118533 246118525 246118517	DGGAX N/A N/A DGGIX	[TIN OMITTED]	S000024716
Delaware Macquarie Global Infrastructure Fund Class A Class C Class R Institutional Class	01/01/2010	24591455] 245914544 245914528 245914536	DMGAX DMGCX DMGRX DMGIX	[TIN OMITTED]	S000027634

Sch 1-12

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No. 811-4304 (1940 Act)

2-97889 (1933 Act)

Registrant CIK# 769220
Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Core Plus Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	246094205 246094601 246094700 246094809 246094502	DEGGX DEGBX DUGCX DUGRX DUGIX	[TIN OMITTED]	S000003919
Delaware Inflation Protected Bond Fund Class A Class B Class C Institutional Class	07/20/2007	246094882 246094874 246094866 246094858	DIPAX DlPBX DfPCX DIPIX	[TIN OMITTED]	S000003920

Sch 1-13

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No. 811-3363 (1940 Act)

2-75526 (1933 Act)

Registrant CIK# 357059

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Limited-Term Diversified Income Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245912308 245912605 245912704 245912803 245912506	DTRIX DTIBX DTICX DLTRX DTINX	[TIN OMITTED]	S000002397

Sch 1-14

DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No. 811-6322 (1940 Act)

33-40991 (1933 Act)

Registrant CIK# 875352

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Large-Cap Growth Equity Portfolio	07/20/2007	246248512	DPLGX	[TIN OMITTED]	S000003930
The Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	[TIN OMITTED]	S000003931
The Focus Smid-Cap Growth Equity Portfolio	07/20/2007	246248546	DGCTX	[TIN OMITTED]	S000003935
The Real Estate Investment Trust Portfolio Class A Class B Class C Class R Institutional Class	07/20/2007	246248868 246248819 246248793 246248561 246248777	DPREX DPRBX DPRCX DPRRX DPRSX	[TIN OMITTED]	S000003937
The Real Estate Investment Trust Portfolio II	07/20/2007	246248827	DPRTX	[TIN OMITTED]	S000003933
The Select 20 Portfolio	07/20/2007	246248645	DPCEX	[TIN OMITTED]	S000003928
The International Equity Portfolio	07/20/2007	246248306	DPIEX	[TIN OMITTED]	S000003944
The Labor Select International Equity Portfolio	07/20/2007	246248876	DELPX	[TIN OMITTED]	S000003929

Sch 1-15

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	[TIN OMITTED]	S000003940
The Global Real Estate Securities Portfolio	07/20/2007	246248488	DGROX	[TIN OMITTED]	S000015133
The Core Focus Fixed Income Portfolio	07/20/2007	246248538	DCFIX	[TIN OMITTED]	S000003938
The High-Yield Bond Portfolio	07/20/2007	246248850	DPHYX	[TIN OMITTED]	S000003942
The Core Plus Fixed Income Portfolio	07/20/2007	246248538	DCPFX	[TIN OMITTED]	S000003939
The Global Fixed Income P011folio	07/20/2007	246248603	DPGIX	[TIN OMITTED]	S000003941
The lntemational Fixed Income Portfolio	07/20/2007	246248702	DPIFX	[TIN OMITTED]	S000003945
The Emerging Markets Portfolio II	10/01/10	246248470	DPEGX	[TIN OMITTED]	S000025841
The Delaware Macquarie Real Estate Portfolio	10/01/10	246248462	DPDMX	[TIN OMITTED]	S000029315

Sch 1-16

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust

SEC Registration No. 811-4547 (1940 Act)

2-95928 (1933 Act)

Registrant CIK# 763749
Tax Year End: April 30

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Core Fund Class A Class C Class R Institutional Class	07/20/2007	246118582 246118574 246118566 246118558	DDCAX N/A N/A DDCIX	[TIN OMITTED]	S000013156
Delaware Select Growth Fund Class A Class B Class C Class R Institutional Class	0712012007	928931104 928931849 928931203 928931740 928931757	DVEAX DVEBX DVECX DFSRX VAGGX	[TIN OMITTED]	S000003946

Sch 1-17

DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No. 811-5162 (1940 Act)

33-14363 (1933 Act)

Registrant CIK# 814230

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493563 246493571	N/A	[TIN OMITTED]	S000002479
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493407 246493308	N/A	[TIN OMITTED]	S000002480
Delaware VIP Diversified Income Series Standard Class Service Class	07/20/2007	246493548 246493555	N/A	[TIN OMITTED]	S000002481
Delaware VIP Emerging Markets Series Standard Class Service Class	07/20/2007	246493878 246493886	N/A	[TIN OMITTED]	S000002482
Delaware VIP Smid-Cap Growth Series Standard Class Service Class	07/20/2007	246493837 246493845	N/A	[TIN OMITTED]	S000002484
Delaware VIP HighYield Series Standard Class	07/20/2007	246493811	N/A	[TIN OMITTED]	S000002485
Service Class		246493829
Sch 1-18

Name of Fund and any Share Classes	Date added to the Securities Lending Authorization Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP International Value Equity Series Standard Class Service Class	07/20/2007	246493761 246493779	N/A	[TIN OMITTED]	S000002486
Delaware VIP REIT Series Standard Class Service Class	07/20/2007	246493720 246493738	N/A	[TIN OMITTED]	S000002473
Delaware VIP Small Cap Value Series Standard Class Service Class	07/20/2007	246493670 246493688	N/A	[TIN OMITTED]	S000002475
Delaware VIP Trend Series Standard Class Service Class	07/20/2007	246493613 246493621	N/A	[TIN OMITTED]	S000002476
Delaware VIP U.S. Growth Series Standard Class Service Class	07/20/2007	246493589 246493597	N/A	[TIN OMITTED]	S000002477
Delaware VIP Value Series Standard Class Service Class	07/20/2007	246493746 246493753	N/A	[TIN OMITTED]	S000002478

Sch 1-19

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-7460 (1940 Act)

33-57808 (1933 Act)

Registrant CIK# 896923

Tax Year End: November 30

CUSIP: 245915103

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-8246 (1940 Act)

33-73430 (1933 Act)

Registrant CIK# 916713

Tax Year End: November 30

CUSIP: 245916101

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, a Delaware statutory trust

SEC Registration No. 811-22050 (1940 Act)

333-142103 (1933 Act)

Registrant CIK# 1396167

Tax Year End: November 30

CUSIP: 246060107

Tax ID#: [TIN OMITTED]

Sch 1-20

SCHEDULE 1

to

AMENDMENT NO. 3 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

which Amendment is made and effective as of October 12, 2010 by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the ‘‘Lending Agent”) and the Clients on behalfoftheir respective Funds.

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No. 811-7972 (1940 Act)

33-67490 (1933 Act)

Registrant CIK# 910682

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Diversified Income Fund Class A Class B Class C Class R Institutional	07/20/2007	246248744 246248611 246248595 246248553 246248587	DPDFX DPBFX DPCFX DPRFX DPFFX	[TIN OMITTED]	S000003911
Delaware U.S. Growth Fund Class A Class B Class C Class R Institutional	07/20/2007	245917505 245917604 245917703 245917711 245917802	DUGAX DEUBX DEUCX DEURX DEUIX	[TIN OMITTED]	S000003912

1

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust

SEC Registration No. 811-249 (1940 Act)

2-10765 (1933 Act)

Registrant CIK# 027801

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Mid Cap Value Fund Class A Class C Class R Institutional Class	02/01/2008	246093868 246093850 246093843 246093835	DLMAX DLMCX DLMRX DLMIX	[TIN OMITTED]	S000020812

2

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No. 811-750 (1940 Act)

2-13017 (1933 Act)

Registrant CIK# 027574

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245907100 245907605 245907704 245907886 245907407	DELDX DEIBX DECCX DECRX DEDIX	[TIN OMITTED]	S000002392
Delaware Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24610C881 24610C873 24610C865 245907860 24610C857	DDVAX DDVBX DDVCX DDVRX DDVIX	[TIN OMITTED]	S000002391

3

DELAWARE GROUP EQUITY FUNDS III, a Delaware statutory trust

SEC Registration No. 811-1485 (1940 Act)

2-28871 (1933 Act)

Registrant CIK#027937

Tax Year End: June 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Growth Equity Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24581P101 24581P309 24581P408 24581P507 24581P200	DASAX DASBX DAMCX DASRX DASIX	[TIN OMITTED]	S000002394
Delaware Trend Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245905104 245905302 245905401 245905500 245905203	DELTX DERBX DETCX DETRX DGTIX	[TIN OMITTED]	S000002396

4

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No. 811-4413 (1940 Act)

33-442 (1933 Act)

Registrant CIK# 778108

Tax Year End: September 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Smid Cap Growth Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245906102 245906300 245906409 245906508 245906201	DFCIX DFBIX DEEVX DFRIX DFDIX	[TIN OMITTED]	S000002394
Delaware Macquarie Global Real Estate Fund Class A Class C Class R Institutional Class	08/15/2007	24610D103 24610D202 N/A 24610D400	DLRAX N/A N/A DLRIX	[TIN OMITTED]	S000018872
Delaware Healthcare Fund Class A Class C Class R Institutional Class	08/15/2007	24610E101 24610E200 24610E309 24610E408	DLHAX N/A N/A DLHIX	[TIN OMITTED]	S000018873

5

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No. 811-4997 (1940 Act)

33-11419 (1933 Act)

Registrant CIK# 809821

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Dividend Income Fund Class A Class B Class C Class R Institutional Class	07/20/2007	24610B107 24610B206 24610B305 24610B842 24610B404	DDIAX DDDBX DDICX DDDRX DDIIX	[TIN OMITTED]	S000002399
Delaware Small Cap Core Fund Class A Class C Class R Institutional Class	07/20/2007	24610B883 24610B867 24610B834 24610B859	DCCAX DCCCX DCCRX DCCIX	[TIN OMITTED]	S000002400
Delaware Small Cap Value Fund Class A Class B Class C Class R Institutional Class	07/20/2007	246097109 246097307 246097406 246097505 246097208	DEVLX DEVBX DEVCX DVLRX DEVIX	[TIN OMITTED]	S000002401

6

DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust

SEC Registration No. 811-08457 (1940 Act)

333-38801 (1933 Act)

Registrant CIK# 1048133

Tax Year End: September 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Foundation Growth Allocation Fund Class A Class B Class C Class R Institutional Class	05/22/2008	245918883 245918875 245918867 245918826 245918859	DFGAX DFGDX DFGCX DFGRX DFGIX	[TIN OMITTED]	S000004197
Delaware Foundation Conservative Allocation Fund Class A Class B Class C Class R Institutional Class	05/22/2008	245918107 245918206 245918305 245918818 245918404	DFIAX DFIDX DFICX DFIRX DFIIX	[TIN OMITTED]	S000004198
Delaware Foundation Moderate Allocation Fund Class A Class B Class C	05/22/2008	245918503 245918602 245918701	DFBAX DFBBX DFBCX	[TIN OMITTED]	S000004196
Class R Institutional Class		245918834 245918800	DFBRX DFFIX
Delaware Foundation Equity Fund Class A Class C Class R Institutional Class	01/01/2010	245918792 245918784 245918776 245918768	DFEAX DFECX DFERX DFEIX	[TIN OMITTED]	S000026306

7

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No. 811-2071 (1940 Act)

2-37707 (1933 Act)

Registrant CIK# 027825

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908785 245908777 245908769 245908744 245908751	DGCAX DGCBX DGCCX DGCRX DGCIX	[TIN OMITTED]	S000003921
Delaware Extended Duration Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908835 245908827 245908819 245908728 245908793	DEEAX DEEBX DEECX DEERX DEEIX	[TIN OMITTED]	S000003923
Delaware High-Yield Opportunities Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245908876 245908868 245908850 245908736 245908843	DHOAX DHOBX DHOCX DHIRX DHOIX	[TIN OMITTED]	S000003924

8

Delaware CoreBond Fund Class A Class C Class R Institutional Class	01/01/2010	245908710 245908694 245908686 245908678	DPFIX DCBCX DEBRX DCBIX	[TIN OMITTED]	S000026275
Delaware Diversified Floating Rate Fund Class A Class C Class R Institutional Class	10/01/10	245908660 245908652 245908645 245908637	DDFAX DDFCX DDFFX DDFLX	[TIN OMITTED]	S000028004

9

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No. 811-3850 (1940 Act)

2-86606 (1933 Act)

Registrant CIK# 728352

Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free USA Intermediate Class A Class B Class C Institutional Class	07/20/2007	245909304 245909601 245909882 24610H203	DMUSX DUIBX DUICX DUSIX	[TIN OMITTED]	S000002404

10

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No. 811-6324 (1940 Act)

33-41034 (1933 Act)

Registrant CIK# 875610

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund Class A Class B Class C Institutional Class	07/20/2007	245914841 245914833 245914825 245914817	DEMAX DEMBX DEMCX DEMDC	[TIN OMITTED]	S000003916
Delaware Global Value Fund Class A Class B Class C Institutional Class	07/20/2007	245914718 245914692 245914684 245914676	DABAX DABBX DABCX DABIX	[TIN OMITTED]	S000003917
Delaware International Value Equity Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245914106 245914700 245914858 245914577 245914403	DEGIX DEIEX DEGCX DIVRX DEQIX	[TIN OMITTED]	S000003918
11

Delaware Focus Global Growth Fund Class A	11/19/2008	246118541	DGGAX	[TIN OMITTED]	S000024716
Class C Class R Institutional Class		246118533 246118525 246118517	N/A N/A DGGIX
Delaware Macquarie Global Infrastructure Fund Class A Class C Class R Institutional Class	01/01/2010	24591455] 245914544 245914528 245914536	DMGAX DMGCX DMGRX DMGIX	[TIN OMITTED]	S000027634

12

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No. 811-4304 (1940 Act)

2-97889 (1933 Act)

Registrant CIK# 769220
Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Core Plus Bond Fund Class A Class B Class C Class R Institutional Class	07/20/2007	246094205 246094601 246094700 246094809 246094502	DEGGX DEGBX DUGCX DUGRX DUGIX	[TIN OMITTED]	S000003919
Delaware Inflation Protected Bond Fund Class A Class B Class C Institutional Class	07/20/2007	246094882 246094874 246094866 246094858	DIPAX DlPBX DfPCX DIPIX	[TIN OMITTED]	S000003920

13

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No. 811-3363 (1940 Act)

2-75526 (1933 Act)

Registrant CIK# 357059

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Limited-Term Diversified Income Fund Class A Class B Class C Class R Institutional Class	07/20/2007	245912308 245912605 245912704 245912803 245912506	DTRIX DTIBX DTICX DLTRX DTINX	[TIN OMITTED]	S000002397

14

DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No. 811-6322 (1940 Act)

33-40991 (1933 Act)

Registrant CIK# 875352
Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Large-Cap Growth Equity Portfolio	07/20/2007	246248512	DPLGX	[TIN OMITTED]	S000003930
The Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	[TIN OMITTED]	S000003931
The Focus Smid-Cap Growth Equity Portfolio	07/20/2007	246248546	DGCTX	[TIN OMITTED]	S000003935
The Real Estate Investment Trust Portfolio Class A Class B Class C Class R Institutional Class	07/20/2007	246248868 246248819 246248793 246248561 246248777	DPREX DPRBX DPRCX DPRRX DPRSX	[TIN OMITTED]	S000003937
The Real Estate Investment Trust Portfolio II	07/20/2007	246248827	DPRTX	[TIN OMITTED]	S000003933
The Select 20 Portfolio	07/20/2007	246248645	DPCEX	[TIN OMITTED]	S000003928
The International Equity Portfolio	07/20/2007	246248306	DPIEX	[TIN OMITTED]	S000003944
The Labor Select International Equity Portfolio	07/20/2007	246248876	DELPX	[TIN OMITTED]	S000003929

15

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	[TIN OMITTED]	S000003940
The Global Real Estate Securities Portfolio	07/20/2007	246248488	DGROX	[TIN OMITTED]	S000015133
The Core Focus Fixed Income Portfolio	07/20/2007	246248538	DCFIX	[TIN OMITTED]	S000003938
The High-Yield Bond Portfolio	07/20/2007	246248850	DPHYX	[TIN OMITTED]	S000003942
The Core Plus Fixed Income Portfolio	07/20/2007	246248538	DCPFX	[TIN OMITTED]	S000003939
The Global Fixed Income Portfolio	07/20/2007	246248603	DPGIX	[TIN OMITTED]	S000003941
The lntemational Fixed Income Portfolio	07/20/2007	246248702	DPIFX	[TIN OMITTED]	S000003945
The Emerging Markets Portfolio II	10/01/10	246248470	DPEGX	[TIN OMITTED]	S000025841
The Delaware Macquarie Real Estate Portfolio	10/01/10	246248462	DPDMX	[TIN OMITTED]	S000029315

16

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust

SEC Registration No. 811-4547 (1940 Act)

2-95928 (1933 Act)

Registrant CIK# 763749

Tax Year End: April 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Core Fund Class A Class C Class R Institutional Class	07/20/2007	246118582 246118574 246118566 246118558	DDCAX N/A N/A DDCIX	[TIN OMITTED]	S000013156
Delaware Select Growth Fund Class A Class B Class C Class R Institutional Class	0712012007	928931104 928931849 928931203 928931740 928931757	DVEAX DVEBX DVECX DFSRX VAGGX	[TIN OMITTED]	S000003946

17

DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No. 811-5162 (1940 Act)

33-14363 (1933 Act)

Registrant CIK# 814230

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493563 246493571	N/A	[TIN OMITTED]	S000002479
Delaware VIP Cash Reserve Series Standard Class Service Class	07/20/2007	246493407 246493308	N/A	[TIN OMITTED]	S000002480
Delaware VIP Diversified Income Series Standard Class Service Class	07/20/2007	246493548 246493555	N/A	[TIN OMITTED]	S000002481
Delaware VIP Emerging Markets Series Standard Class Service Class	07/20/2007	246493878 246493886	N/A	[TIN OMITTED]	S000002482
Delaware VIP Smid-Cap Growth Series Standard Class Service Class	07/20/2007	246493837 246493845	N/A	[TIN OMITTED]	S000002484
Delaware VIP High Yield Series Standard Class Service Class	07/20/2007	246493811 246493829	N/A	[TIN OMITTED]	S000002485
18

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP International Value Equity Series Standard Class Service Class	07/20/2007	246493761 246493779	N/A	[TIN OMITTED]	S000002486
Delaware VIP REIT Series Standard Class Service Class	07/20/2007	246493720 246493738	N/A	[TIN OMITTED]	S000002473
Delaware VIP Small Cap Value Series Standard Class Service Class	07/20/2007	246493670 246493688	N/A	[TIN OMITTED]	S000002475
Delaware VIP Trend Series Standard Class Service Class	07/20/2007	246493613 246493621	N/A	[TIN OMITTED]	S000002476
Delaware VIP U.S. Growth Series Standard Class Service Class	07/20/2007	246493589 246493597	N/A	[TIN OMITTED]	S000002477
Delaware VIP Value Series Standard Class Service Class	07/20/2007	246493746 246493753	N/A	[TIN OMITTED]	S000002478

19

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-7460 (1940 Act)

33-57808 (1933 Act)

Registrant CIK# 896923

Tax Year End: November 30

CUSIP: 245915103

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-8246 (1940 Act)

33-73430 (1933 Act)

Registrant CIK# 916713

Tax Year End: November 30

CUSIP: 245916101

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, a Delaware statutory trust

SEC Registration No. 811-22050 (1940 Act)

333-142103 (1933 Act)

Registrant CIK# 1396167

Tax Year End: November 30

CUSIP: 246060107

Tax ID#: [TIN OMITTED]

20